Acquisitions and disposals (Tables)	6 Months Ended
Sep. 30, 2025
Disclosure of detailed information about business combination [line items]
Schedule of purchase of subsidiaries

	Six months ended 30 September
	2025	2024
	€ m	€ m
Net cash acquired	27	–

Schedule of aggregate cash consideration disposals of joint ventures and associates
The aggregate cash consideration in respect of disposals of joint ventures and associates is as follows:

	Six months ended 30 September
	2025	2024
	€ m	€ m
Cash consideration received
Vantage Towers	–	1,336
Indus Towers Limited	–	1,684
Other disposals during the period	20	–
	20	3,020

Schedule of provisional purchase price allocation

A purchase price allocation has been performed as at the acquisition date. The allocation remains provisional due to the volume and nature of assets and liabilities being assessed. The provisional purchase price allocation is set out in the table below.

€ m
Other intangible assets 1	2,555
Property, plant and equipment	3,442
Inventory	43
Trade and other receivables	934
Cash and cash equivalents	27
Current and deferred taxation	184
Borrowings	(4,139)
Trade and other payables	(691)
Provisions	(69)
Net identifiable assets acquired	2,286
Non-controlling interests	(1,120)
Goodwill 2	1,343
Total Consideration	2,509
Notes:
1.	Identifiable intangible assets of € 2,555 million consisted of acquired licences of € 975 million, Computer software of € 887 million, Customer relationships of € 467 million and Brand of € 226 million.
2.
The goodwill is attributable to future profits to be generated from new customers and the synergies expected to arise after the Group’s acquisition of the business. Other than the above addition relating to the UK merger, and foreign exchange movements, there were no other changes to the Group’s reported goodwill in the six months ended 30 September 2025.